                                                                    EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP


    We consent to the reference to our firm under the captions "Independent Auditors" and "Selected Financial Data", and to the use of our report dated June 7, 1996, in Amendment #1 to the Registration Statement (Form S-4 No. 333-14913) and related Prospectus of Astor Holdings II, Inc. dated January 10, 1997.



ERNST & YOUNG LLP
Buffalo, New York
January 10, 1997